Exhibit 10.1

Execution Version

AMENDMENT NUMBER ONE TO SECOND

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This AMENDMENT NUMBER ONE TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of February 13, 2023, and is entered into by and among VINTAGE WINE ESTATES, INC., a Nevada corporation (“Holdings”), VINTAGE WINE ESTATES, INC., a California corporation (“Borrower Agent”), each Subsidiary of Borrower Agent party to this Amendment (together with Borrower Agent, each a “Borrower” and, collectively, “Borrowers”), the Lenders party to this Amendment, and BMO HARRIS BANK, N.A., as successor in interest to BANK OF THE WEST (“BMO”), as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”).

RECITALS

WHEREAS, Holdings, Borrowers, the Lenders, and the Agent are parties to that certain Second Amended and Restated Loan and Security Agreement, dated as of December 13, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

WHEREAS, Borrowers have requested that Agent and Lenders extend the time for the delivery of their financial statements for the Fiscal Quarter ended December 31, 2022.

WHEREAS, Agent and the Lenders have agreed to Borrowers’ request pursuant to the terms of this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties agree as follows:

1. DEFINITIONS. All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

2. AMENDMENT. Effective as of the date of this Amendment, the Loan Agreement is amended in the following respects:

2.1 Add Definition of Second A&R Closing Date. A new defined term is added to the Section 1.1 in the appropriate alphabetical order as follows:

Second A&R Closing Date: December 13, 2022.

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2.2 Amend Timing for Delivery of Financial Statements. Section 10.1.2 is amended as follows:

A. Clause (c) is deleted in its entirety and is replaced by the following:

(c) as soon as available, and in any event within forty-five (45) days after the end of each Fiscal Quarter (provided that solely with respect to the Fiscal Quarter ended December 31, 2022, within ninety (90) days following the end of such Fiscal Quarter), unaudited balance sheets as of the end of such Fiscal Quarter and the related statements of income and cash flow for such Fiscal Quarter and for the portion of the Fiscal Year then elapsed, on a consolidated basis for Holdings and its Subsidiaries, setting forth in comparative form, corresponding figures for the preceding Fiscal Year and certified by the chief financial officer of Borrower Agent as prepared in accordance with GAAP (and noting any purchase accounting adjustments) in order to present financial performance and measure financial covenants at normalized levels, and fairly presenting in all material respects the financial position and results of operations for such Fiscal Quarter and period, subject to normal year-end adjustments and the absence of footnotes;

B. The full paragraph following clause (l) is deleted in its entirety and is replaced by the following:

Notwithstanding the foregoing, solely in the event of the use of clause (B) below, (i) solely if and to the extent that the applicable deadline required by the Securities and Exchange Commission for delivery of the obligations in Sections 10.1.2(a) and 10.1.2(c) for any period are later than the applicable deadlines for delivery set forth in Sections 10.1.2(a) and 10.1.2(c) for such period, such deadlines set forth in Sections 10.1.2(a) and 10.1.2(c) shall automatically be deemed to be replaced with such later deadlines as required by the Securities and Exchange Commission (without any further action or consent of any party to this Agreement), provided, however, in no event shall (x) the financial statements in Section 10.1.2(a) be delivered more than 130 days after the end of each Fiscal Year, and (y) the financial statements in Section 10.1.2(c) be delivered more than 45 days after the end of each Fiscal Quarter (provided that solely with respect to the Fiscal Quarter ended December 31, 2022, within ninety (90) days following the end of such Fiscal Quarter), and (ii) the obligations in Sections 10.1.2(a) and 10.1.2 (c) may be satisfied with respect to any financial statements of Holdings and its Subsidiaries by furnishing (A) the applicable financial statements of Holdings or any direct or indirect parent of Holdings, or (B) the Borrower Agent’s or Holdings’ (or any direct or indirect parent of Holdings), as applicable, Form 10-K or 10-Q, as applicable, filed with the Securities and Exchange Commission; so long as, with respect to

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each of clauses (A) and (B), (i) to the extent such financial statements relate to any direct or indirect parent of Holdings, such financial statements shall be accompanied by consolidating information that explains in reasonable detail the differences between the information relating to such direct or indirect parent of Holdings, on the one hand, and the information relating to Holdings and its Subsidiaries on a standalone basis, on the other hand, which consolidating information shall not be audited, but shall be certified by a Senior Officer of Holdings as having been fairly presented in all material respects and (ii) if such financial statements are in lieu of financial statements required to be provided under Section 10.1.2(a), such consolidated statements shall be audited and certified (without qualification) by a firm of independent certified public accountants of recognized standing selected by Holdings and reasonably acceptable to Agent.

3. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT. This Amendment shall be effective only upon satisfaction in full of the following conditions precedent:

3.1 Agent shall have received counterparts to this Amendment, duly executed by the Agent, Holdings, Borrowers, and Lenders constituting Required Lenders, as applicable.

4. RESTATEMENT OF PRIOR FINANCIAL STATEMENTS. Agent and the Lenders hereby acknowledge that that they have received restated unaudited consolidated financial statements of Holdings and its Subsidiaries for the Fiscal Quarter ended September 30, 2022. While neither the Borrowers nor the Agent believe that any Default or Event of Default has occurred as a result of the restatement of the financial statements of Holdings and its Subsidiaries for such Fiscal Quarter (for the avoidance of doubt, such Fiscal Quarter being the Fiscal Quarter ending September 30, 2022), out of an abundance of caution if such restatement were to constitute a Default or Event of Default, Agent and the Lenders hereby waive any such Default or Event of Default. The waiver set forth herein is limited to the specifics hereof, shall not apply with respect to any Default or Event of Default related to other facts or occurrences, shall not be a practical construction, course of conduct or course of performance under the Loan Agreement.

5. JOINDER OF MEIER’S ENTITIES. Agent acknowledges that Borrower Agent requested an extension of the deadline for the joinder of Meier’s Wine Cellars, Inc., an Ohio corporation (“MWC”), and Meier’s Wine Cellars Acquisition, LLC, a Delaware limited liability company (“MWCA”, and together with MWC, the “Meier’s Entities”) as Borrowers under the Loan Agreement pursuant to Section 6.3(b) of the Loan Agreement. Agent, in its Permitted Discretion, agreed to extend the deadline for the joinder of Meier’s Entities to February 24, 2023.

6. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby affirms to Agent and the Lenders that all of Borrowers’ representations and warranties set forth in the Loan Agreement are true and correct in all material respects (or all respects if already qualified by materiality) as of the date hereof (except for any representations and warranties that expressly relate to an earlier date).

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7. LIMITED EFFECT. Except for the specific amendments and waivers contained in this Amendment, the Loan Agreement and other Loan Documents shall remain unchanged and in full force and effect.

8. GOVERNING LAW. This Amendment shall be governed by the laws of the State of California, without giving effect to any conflict of law principles (but giving effect to Federal laws relating to national banks).

9. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment.

[Signatures are on the following pages]

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IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date set forth above.

HOLDINGS:

VINTAGE WINE ESTATES, INC., a Nevada corporation

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title: Chief Financial Officer

BORROWERS:

VINTAGE WINE ESTATES, INC., a California corporation

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title:	Chief Financial Officer

GROVE ACQUISITION, LLC, a California limited liability company

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title: Chief Financial Officer

GIRARD WINERY LLC, a California limited liability company

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title:	Chief Financial Officer

Amendment Number One to Second Amended and Restated Loan and Security Agreement

MILDARA BLASS INC., a California corporation

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title:	Secretary and Treasurer

SPLINTER GROUP NAPA, LLC, a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

SABOTAGE WINE COMPANY, LLC, a California limited liability company

By:	/s/ Patrick Roney
Name:	Patrick Roney
Title:	Manager

VWE CAPTIVE, LLC,
a Nevada limited liability company

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title:	Manager

CALIFORNIA CIDER CO., INC., a California corporation

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title:	Vice President, Secretary and Treasurer

Amendment Number One to Second Amended and Restated Loan and Security Agreement

THAMES AMERICA TRADING COMPANY LTD., a California corporation

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title:	Vice President, Secretary and Treasurer

VINESSE, LLC,
a California limited liability company

By:	/s/ Kristina Johnston
Name:	Kristina Johnston
Title:	Manager

Amendment Number One to Second Amended and Restated Loan and Security Agreement

AGENT:

BMO HARRIS BANK, N.A., as successor in interest to BANK OF THE WEST, as Agent

By:	/s/ Eric Andersen
Name:	Eric Andersen
Title:	Vice President

Amendment Number One to Second Amended and Restated Loan and Security Agreement

LENDERS:

BMO HARRIS BANK, N.A., as successor in interest to BANK OF THE WEST, as a Lender

By:	/s/ Marisa Montanez
Name:	Marisa Montanez
Title:	Vice President

Amendment Number One to Second Amended and Restated Loan and Security Agreement

RABO AGRIFINANCE LLC, as a Lender

By:	/s/ Catherine M. Vyenielo
Name:	Catherine M. Vyenielo
Title:	Senior Vice President

Amendment Number One to Second Amended and Restated Loan and Security Agreement

AGCOUNTRY FARM CREDIT SERVICES, PCA, as a Lender

By:	/s/ Lisa Caswell
Name:	Lisa Caswell
Title:	Vice President Capital Markets

Amendment Number One to Second Amended and Restated Loan and Security Agreement

COMPEER FINANCIAL PCA,
as a Lender

By:	/s/ Daniel J. Best
Name:	Daniel J. Best
Title:	Director, Capital Markets

Amendment Number One to Second Amended and Restated Loan and Security Agreement

HTLF BANK,
as a Lender

By:	/s/ Charles Synold
Name:	Charles Synold
Title:	SVP / Managing Director

Amendment Number One to Second Amended and Restated Loan and Security Agreement

GREENSTONE FARM CREDIT SERVICES, ACA,
as a Lender

By:	/s/ Curtis Flammini
Name:	Curtis Flammini
Title:	VP of Capital Markets

GREENSTONE FARM CREDIT SERVICES, FLCA,
as a Lender

By:	/s/ Curtis Flammini
Name:	Curtis Flammini
Title:	VP of Capital Markets

Amendment Number One to Second Amended and Restated Loan and Security Agreement

FARM CREDIT MID-AMERICA, PCA, as a Lender

By:	/s/ Evelin Herrera
Name:	Evelin Herrera
Title:	Director

Amendment Number One to Second Amended and Restated Loan and Security Agreement

COMERICA BANK, as a Lender

By:	/s/ Bill Stefani
Name:	Bill Stefani
Title:	Vice President

Amendment Number One to Second Amended and Restated Loan and Security Agreement

FARM CREDIT MID-AMERICA, PCA, as a Lender

By:	/s/ Tabatha Hamilton
Name:	Tabatha Hamilton
Title:	Vice President Food and Agribusiness

Amendment Number One to Second Amended and Restated Loan and Security Agreement